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                                                                    EXHIBIT 99.5



                                 [ORIGEN LOGO]

                                  O R I G E N

                             OFFICER'S CERTIFICATE
                    REGARDING ANNUAL STATEMENT OF COMPLIANCE

Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B

         I, W. Anderson Geater, hereby certify that I am a duly appointed Chief Financial Officer of Origen Financial, L.L.C. (the "Servicer") and further certify as follows:

         1. This certification is being made pursuant to the terms of the Servicing Agreement, dated as of September 1, 2004 (the "Servicing Agreement"), among Origen Manufactured Housing Contract Trust 2004-B, as issuer, the Servicer, as Servicer, Origen Servicing, Inc. as subservicer (the "Subservicer"), Vanderbilt Mortgage and Finance, Inc., as back-up servicer, and JPMorgan Chase Bank, as indenture trustee.

         2. I have reviewed the activities of the Servicer and the Subservicer during the preceding year and the Servicer's performance (and the Subservicer's performance on the Servicer's behalf) under the Servicing Agreement and to the best of my knowledge, based on such review, each of the Servicer and Subservicer has fulfilled all of its obligations under the Servicing Agreement throughout the year.

         Capitalized terms not otherwise defined herein have the meanings set forth in the Servicing Agreement.

         Dated: 3-10-05
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         By: /s/ W. Anderson Geater
            -----------------------
         Name:  W. Anderson Geater
         Title: Chief Financial Officer

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 10, 2005.

                  I, David C. Daugherty, the Controller of Origen Financial L.L.C., hereby certify that W. Anderson Geater is a duly elected, qualified, and acting Chief Financial Officer of Origen Financial L.L.C. and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 10, 2005.



         By: /s/ David C. Daugherty
            -----------------------
         Name:  David C. Daugherty
         Title: Controller